UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2020

FIRST NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 West 8th Street, Port Angeles, Washington	98362
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FNWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
First Northwest Bancorp (the “Company”) and its wholly owned subsidiary First Federal Savings and Loan Association of Port Angeles (“First Federal” and collectively with the Company, “First Northwest”) reported that on March 12, 2020, Regina M. Wood resigned as Executive Vice President, Chief Financial Officer and Principal Accounting Officer effective March 16, 2020. Ms. Wood’s resignation is to allow her to pursue other professional interests, and is not due to a dispute or disagreement with First Northwest.
On March 16, 2020, Geri Bullard was appointed Interim Chief Financial Officer and Principal Accounting Officer of First Northwest, to serve while First Northwest completes its search process for a permanent replacement for these positions.
Ms. Bullard, age 55, joined First Federal as Senior Vice President and Treasurer in January 2020. She has more than 20 years of experience as Controller or Chief Financial Officer at financial institutions located in the Pacific Northwest, California, and Idaho. Prior to joining First Federal, Ms. Bullard served as Controller at Salal Credit Union, located in Seattle, from August 2018 to January 2020; Chief Financial Officer of First Sound Bank, also in Seattle, from February 2017 to August 2018; Controller at Sound Community Bank from October 2015 to February 2017; and Chief Financial Officer of Bank of Washington from October 2014 to October 2015. Ms. Bullard holds a Bachelor of Science degree from Humboldt State University and is a licensed CPA and CMA.
Ms. Bullard does not have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Ms. Bullard and any of the Company’s directors or other executive officers. There are no arrangements or understandings between Ms. Bullard and any other persons or entities pursuant to which she has been appointed as interim Chief Financial Officer and Principal Accounting Officer.

Ms. Bullard will receive an annual base salary of $195,000. She has not been granted any equity awards and there has been no change to her eligibility to participate in the Company’s cash bonus program in connection with her interim role.

Item 7.01. Regulation FD Disclosure.
A copy of the Company’s press release relating to the announcement reported in Item 5.02, dated March 16, 2020, is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit. The following exhibit is furnished with this Form 8-K.

Exhibit No.	Description
99.1	Press Release Dated March 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP

Date:	March 16, 2020	/s/Matthew P. Deines
Matthew P. Deines
President and Chief Executive Officer